UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2021 (July 28, 2021)

XERIS PHARMACEUTICALS, INC.

3

(Exact name of registrant as specified in its charter)

Delaware	001-38536	20-3352427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 N. LaSalle Street, Suite 1600

Chicago, Illinois 60601

(Address of principal executive offices, including zip code)

(844) 445-5704

(Registrant’s telephone number, including area code)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XERS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

On July 28, 2021, Xeris Pharmaceuticals, Inc. (the “Company”) and Barry Deutsch, Chief Financial Officer and principal financial and accounting officer of the Company, entered into a separation agreement (the “Separation Agreement”), under which Mr. Deutsch resigned from his position as Chief Financial Officer and principal financial officer and principal accounting officer. Mr. Deutsch will continue as an employee of the Company through the closing date of the transactions contemplated by the Transaction Agreement by and among the Company, Strongbridge Biopharma plc and the other parties thereto dated May 24, 2021 or, if earlier, October 29, 2021. Pursuant to the Separation Agreement, upon his departure from the Company, Mr. Deutsch will be entitled to receive (a) his target annual incentive compensation for 2021 equal to 40% of his base salary; (b) a lump sum in cash equal to 18 months of his base salary; (c) subsidization of the Company’s Retiree Medical Plan’s monthly premium or, alternatively, subsidization of his COBRA monthly premium, for a period of up to 18 months; (d) immediate vesting of all his stock options and other stock-based awards; and (e) an extension of the exercise period with respect to his vested stock options until the earlier of (i) the original 10-year expiration date for such vested stock options as provided in the applicable equity incentive and equity award agreement governing such awards, or (ii) the 18-month anniversary of the date of termination of Mr. Deutsch’s employment with the Company.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Election of Chief Financial Officer

On July 28, 2021, the Company issued a press release announcing the decision of the Board of Directors (the “Board”) to elect Steven Pieper as the new Chief Financial Officer, effective as of July 28, 2021. Mr. Pieper will also serve as the Company’s principal financial officer and principal accounting officer. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

Mr. Pieper, age 44, has served as the Company’s Vice President of Finance since 2017, where he was responsible for developing the Company’s long-range financial plan, including helping shape the Company’s commercial launch strategy for Gvoke®, and executing the Company’s overall financing strategy. Prior to joining the Company, from 2015 to 2017, Mr. Pieper served as the Chief Financial Officer and Chief Operating Officer of Catheter Connections Inc., a medical device company, which was acquired by Merit Medical. From 2014 to 2015, he was the Director of Finance at Durata Therapeutics Inc, a biopharmaceutical company, which was acquired by Actavis (now Allergan). Mr. Pieper started his career in healthcare at Baxter Healthcare Corporation where he held a variety of commercial and corporate decision support finance roles from 2002 to 2014. Mr. Pieper received his Bachelor of Science in Finance from DePaul University and holds a Master of Business Administration from Loyola University, Chicago.

In connection with Mr. Pieper’s appointment as Chief Financial Officer, the Company and Mr. Pieper have entered into an employment agreement (the “Employment Agreement”). Pursuant to the terms of the Employment Agreement, Mr. Pieper will receive an annual base salary of $375,000 and be eligible for an annual bonus, with a target bonus of 40% of his base salary. Mr. Pieper will be granted a restricted stock unit award for 100,000 shares of the Company’s common stock (the “Equity Award”). The Equity Award shall vest and become exercisable in three substantially equal annual installments, beginning on the one year anniversary of the date of grant, subject to Mr. Pieper’s continued employment. Mr. Pieper is also eligible to participate in the Company’s employee benefit plans available to its employees, subject to the terms of those plans.

If Mr. Pieper’s employment is terminated by the Company without “cause” or he resigns for “good reason” (each, as defined in the agreement) (collectively, an “Involuntary Termination”), Mr. Pieper will, subject to the execution of a release in favor of the Company, be entitled to receive: (i) an amount equal to 1.25 times his base salary and (ii) up to 15 months of health insurance reimbursement under COBRA. In the event of Mr. Pieper’s Involuntary Termination within twelve months after a change in control of the Company, Mr. Pieper will instead be entitled to (i) cash severance payments in an amount equal to 1.25 times the sum of Mr. Pieper’s salary existing at the time of his termination plus the average target incentive compensation received by Mr. Pieper in the three immediate preceding fiscal years, paid in one lump sum payment; (ii) the acceleration of vesting of all unvested time-based equity awards held by him issued after the date of the Employment Agreement; and (iii) up to 15 months of health insurance reimbursement under COBRA.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement filed as Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated by reference herein.

Forward-Looking Statements

Any statements in this Form 8-K about future expectations, plans and prospects for Xeris Pharmaceuticals, Inc., including statements regarding the market and therapeutic potential of its products and product candidates, expectations regarding clinical data or results from planned clinical trials, the timing or likelihood of regulatory approval and commercialization of its product candidates, the timing and likelihood of the consummation of the Strongbridge Biopharma acquisition, the timing or likelihood of expansion into additional markets, the timing or likelihood of identifying potential development and commercialization partnerships, the potential utility of its formulation platforms and other statements containing the words “will,” “would,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, without limitation, the impact of COVID-19 on its business operations, its reliance on third-party suppliers for Gvoke and Ogluo®, the regulatory approval of its product candidates, its ability to market and sell its products, if approved, and other factors discussed in the “Risk Factors” section of the most recently filed Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in Xeris’ subsequent filings with the Securities and Exchange Commission. Any forward-looking statements contained in this Form 8-K speak only as of the date hereof, and Xeris expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Proposed Transaction (as defined below), the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made in the United States absent registration under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The Proposed Transaction will be made solely by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Xeris Biopharma Holdings, Inc. (“Xeris Biopharma Holdings”) has filed with the United States Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes the preliminary joint proxy statement of Strongbridge and Xeris and that also constitutes a preliminary prospectus with respect to the shares of Xeris Biopharma Holdings to be issued pursuant to the proposed acquisition by Xeris and Xeris Biopharma Holdings of the entire issued and to be issued ordinary share capital of Strongbridge Biopharma plc (“Strongbridge”) pursuant to a scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act 2014 and a capital reduction under Sections 84 to 86 of the Act (such acquisition, the “Proposed Transaction”). The joint proxy statement also contains the transaction agreement describing the terms and conditions of the Proposed Transaction, as well as further information relating to the implementation of the Proposed Transaction, notices of the Xeris shareholder meeting and the Strongbridge shareholder meetings and information on the Xeris Biopharma Holdings shares. Xeris and Strongbridge have filed and may also file other documents with the SEC regarding the Proposed Transaction. This communication is not a substitute for the preliminary joint proxy statement or any other document which Xeris, Xeris Biopharma Holdings or Strongbridge has filed or may file with the SEC.

The preliminary joint proxy statement, as well as Xeris’ and Strongbridge’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and, in the case of Xeris’ filings, at Xeris’ website at www.xerispharma.com.

INVESTORS, XERIS SHAREHOLDERS AND STRONGBRIDGE SHAREHOLDERS ARE URGED TO READ THE PRELIMINARY JOINT PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION AND RELATED MATTERS.

Any decision in respect of the resolutions to be proposed at the Xeris shareholder meeting or any decision in respect of, or other response to, the Proposed Transaction, should be made only on the basis of the information contained in the preliminary joint proxy statement.

PARTICIPANTS IN THE SOLICITATION

Xeris, Xeris Biopharma Holdings, Strongbridge and their respective directors and executive officers and employees may be deemed to be participants in the solicitation of proxies from their respective shareholders in connection with the Proposed Transaction. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of shareholders in connection with the Proposed Transaction, including a description of their direct or indirect interests in the Proposed Transaction, which may be different from those of Xeris shareholders or Strongbridge shareholders generally, by security holdings or otherwise, will be set forth in the joint proxy statement (which will contain the Scheme Document) and any other relevant documents that are filed or will be filed with the SEC relating to the Proposed Transaction. Information about Xeris’ directors and executive officers is contained in Xeris’ Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 9, 2021, its Proxy Statement on Schedule 14A, dated and filed with the SEC on April 29, 2021, and its Current Report on Form 8-K filed with the SEC on July 28, 2021. Information regarding Strongbridge’s directors and executive officers is contained in Strongbridge’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 3, 2021, and its Proxy Statement on Schedule 14A, dated and filed with the SEC on April 14, 2021.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

10.1	Separation Agreement, dated as of July 28, 2021, by and between the Company and Barry Deutsch.

10.2	Employment Agreement, dated as of July 28, 2021, by and between the Company and Steven Pieper.

99.1	Press release issued by Xeris Pharmaceuticals, Inc. dated July 28, 2021

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2021	Xeris Pharmaceuticals, Inc.

	By:	/s/ Paul R. Edick
Paul R. Edick
Chief Executive Officer